                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             -----------------------

          Check if an application to determine eligibility of A trustee pursuant to Section 305(b)(2) [ ]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------
                             Viskase Companies, Inc.
               (Exact name of obligor as specified in its charter)

          Delaware                                                95-2677354
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


   625 Willowbrook Centre Parkway                                   60527
       Willowbrook, Illinois
(Address of principal executive offices)                          (Zip Code)

                             -----------------------
                      11 1/2% Senior Secured Notes due 2011
                       (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          1. Comptroller of the Currency, Washington D.C.

          2. Federal Deposit Insurance Corporation, Washington, D.C.

          3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable










*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          5.   Not applicable.

          6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 25th day of October, 2004.

                                 LASALLE BANK NATIONAL ASSOCIATION


                                          By:      /s/ John W. Porter
                                             -----------------------------------
                                              John W. Porter
                                              Vice President

LaSalle Bank N.A.                 Call Date 6/30/2004      ST-BK:  17-1520  RC-1
135 South LaSalle Street
Chicago, IL  60603

Transit Number:  71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------

ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):           RCFD
                                                                                        ----
     a. Noninterest-bearing balances and currency and coin (1)                          0081                1,522,340   1.a
     b. Interest-bearing balances (2)                                                   0071                   17,030   1.b
  2. Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A)                      1754                  123,873   2.a
     b. Available-for-sale securities (from Schedule RC-B, column D)                    1773               20,533,397   2.b
  3. Federal funds sold and securities purchased under agreements to resell
     a. Federal funds sold in domestic offices                                          B987                  578,110   3.a
     b. Securities purchased under agreements to resell (3)                             B989                   51,745   3.b
  4. Loans and lease financing receivables (from schedule RC-C)
     a. Loans and leases held for sale                                                  5369                  322,449   4.a
     b. Loans and leases, net of unearned income   B528    35,193,229
     c. LESS: Allowance for loan and lease losses  3123       657,837                                                   4.c
     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)                             B529               34,535,392   4.d
  5. Trading assets (from Schedule RC-D)                                                3545                  497,605   5.
  6. Premises and fixed assets (including capitalized leases)                           2145                  269,261   6.
  7. Other real estate owned (from Schedule RC-M)                                       2150                   25,216   7.
  8. Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)                                                                     2130                        0   8.
  9. Customers' liability to this bank on acceptances outstanding                       2155                   31,382   9.
 10. Intangible assets (from Schedule RC-M)
     a. Goodwill                                                                        3163                  181,613   10.a
     b. Other Intangible assets                                                         0426                    2,062   10.b
 11. Other assets (from Schedule RC-F)                                                  2160                4,073,379   11.
 12. Total assets (sum of items 1 through 11)                                           2170               62,764,854   12.



--------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

LaSalle Bank N.A.                  Call Date 6/30/2004     ST-BK:  17-1520  RC-2
135 South LaSalle Street
Chicago, IL  60603                 Vendor ID: D            CERT:  15407

Transit Number:  71000505

SCHEDULE RC - CONTINUED


                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
 13. Deposits:
                                                                                        RCON
     a. In domestic offices (sum of totals of                                           ----
         columns A and C from Schedule RC-E, part I)                                    2200               28,318,862   13.a
                                                   RCON
                                                   ----
         (1) Noninterest-bearing (1)               6631     7,005,016                                                   13.a.1
         (2) Interest-bearing                      6636    21,313,846                                                   13.a.2
                                                                                        RCFN
                                                                                        ----
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
         Schedule RC-E, part II)                                                        2200                8,117,944   13.b
                                                   RCFN
                                                   ----
         (1) Noninterest-bearing                   6631             0                                                   13.b.1
         (2) Interest-bearing                      6636     8,117,944                                                   13.b.2
                                                                                        RCON
                                                                                        ----
14. Federal funds purchased and securities sold under agreements to repurchase:
     a. Federal funds purchased in domestic offices (2)                                 B993                2,684,789   14.a

                                                                                        RCFD
                                                                                        ----
     b. Securities sold under agreements to repurchase (3)                              B995                2,956,109   14.b
 15. Trading liabilities (from Schedule RC-D)                                           3548                  134,572   15


 16. Other borrowed money (includes mortgage indebtedness and obligations und           3190               11,307,411   16
     capitalized leases): From schedule RC-M

 17. Not applicable.
 18. Bank's liability on acceptances executed and outstanding                           2920                   31,382   18.
 19. Subordinated notes and debentures (4)                                              3200                  540,000   19.
 20. Other liabilities (from Schedule RC-G)                                             2930                3,745,300   20.
 21. Total liabilities (sum of items 13 through 20)                                     2948               57,836,369   21.
 22. Minority Interest in consolidated subsidiaries                                     3000                   66,122   22.

EQUITY CAPITAL
                                                                                        RCFD
 23. Perpetual preferred stock and related surplus                                      3838                  500,000   23.
 24. Common stock                                                                       3230                   41,234   24.
 25. Surplus (exclude all surplus related to preferred stock)                           3839                2,010,375   25.
 26. a. Retained Earnings                                                               3632                2,217,322   26.a
     b. Accumulated Other Comprehensive income.(5)                                      B530                   93,432   26.b
 27. Other Equity capital components (6)                                                3284                        0   27.
 28. Total equity capital (sum of items 23 through 27)                                  3210                4,862,363   28.
 29. Total liabilities, minority interest, and equity capital (sum of items
     21, 22, and 28)                                                                    3300               62,764,854   29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1. Indicate in the box at the right the number of the statement below that
     best describes the most comprehensive level of auditing work performed for         RCFD                 Number
     the bank by independent external auditors as of any date during 2001               ----                 ------
                                                                                        6724                  N/A       M.1


1 =  Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank conducted in accordance
     with generally accepted auditing standards by a certified            with generally accepted auditing standards by a certified
     public accounting firm which submits a report on the bank            accounting firm. (may be required by state chartering
2 =  Independent audit of the bank's parent holding company               authority)
     conducted in accordance with generally accepted auditing         5 = Directors' examination of the bank performed by other
     standards by a certified public accounting firm which                external auditors (may be required by state chartering
     submits a report on the consolidated holding company (but            authority)
     not on the bank separately)                                      6 = Review of the bank's financial statements by external
                                                                          auditors
3 =  Attestation on bank managements assertion on the effectiveness   7 = Compilation of the bank's financial statements by
     of the banks internal control over financial reporting by a          external auditors
     certified public accounting firm.                                8 = Other audit procedures (excluding tax preparation work)
     with generally accepted auditing standards by a certified        9 = No external audit work
     public accounting firm


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(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."
(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership plan shares.